Van Kampen Trust for Investment Grade New Jersey Municipals
                          Item 77(O) 10F-3 Transactions
                         May 1, 2005 - October 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                 UBS
                                                                Financ
Puerto  6/3/0    -     $103.6 $1,336,  1,500,    0.11%  0.84%    ial      UBS
 Rico     5              7    333,535    000                    Servic  Financ
Infras                                                            es      ial
tructu                                                          Inc.,   Servic
  re                                                            Citigr    es
Financ                                                           oup,
  ing                                                           Lehman
Author                                                          Brothe
  ity                                                            rs,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                 RBC
  New                                                            Dain
Jersey  9/22/    -     $105.1 $750,00  2,000,    0.27%  1.14%   Rausch    RBC
  EDA     05             4     0,000     000                     er,     Dain
School                                                           Banc   Rausch
Facili                                                            of      er
 ties                                                           Americ
Constr                                                            a
uction                                                          Securi
                                                                 ties
                                                                 LLC,
                                                                 PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Advest
                                                                  ,
                                                                Inc.,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.